                                                                    EXHIBIT 99.1


                          PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made and entered into as of this 12th day of November, 1998, by and between TWO EMBARCADERO CENTER WEST, a California limited partnership ("SELLER"), and BP OFR LLC, a Delaware limited liability company ("BUYER"). This Agreement is hereby executed, and the transactions described herein are being consummated concurrently herewith, pursuant to (and in accordance with) that certain Master Transaction Agreement dated as of September 28, 1998, by and among The Prudential Insurance Company of America ("PRUDENTIAL"), PIC Realty Corporation, certain Persons listed on Exhibit A thereto, Fedmark Corporation, Embarcadero Center Investors Partnership, Pacific Property Services, L.P., Boston Properties Limited Partnership and Boston Properties, Inc. (the "TRANSACTION AGREEMENT"). All initially capitalized terms used herein without definition shall have the meanings given such terms in the Transaction Agreement.


                             W I T N E S S E T H:

     In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:

                         ARTICLE 1 - SALE OF PROPERTY

     Seller is concurrently herewith selling, transferring and assigning, and Buyer is concurrently herewith purchasing, accepting and assuming, subject to the terms and conditions stated herein, all of Seller's right, title and interest in and to the following (herein collectively called the "PROPERTY"):

     1.1  REAL PROPERTY.  That certain real estate located at 400 Sansome
          -------------
Street, City of San Francisco, County of San Francisco, State of California, legally described in Exhibit A attached hereto and incorporated herein by this
                     ---------
reference, together with all buildings, improvements and fixtures located thereon and all rights, privileges and appurtenances pertaining thereto, including all of Seller's right, title and interest in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the "REAL PROPERTY"); and

     1.2  PERSONAL PROPERTY.  All tangible personal property owned by Seller
          -----------------
(excluding any computer or computer equipment and software owned by Seller or PPS), located on the Real Property, and used in the ownership, operation and maintenance of the Real Property, and all books, records and files (excluding appraisals, budgets, Seller's strategic plans for the Property, marketing information, submissions relating to Seller's obtaining of corporate authorization, or other information in the possession or control of Seller or PPS which is privileged (provided that inadvertent disclosure shall not constitute a waiver of any privilege)) relating to the Real Property (herein collectively called the "PERSONAL PROPERTY"); and

     1.3  OTHER PROPERTY RIGHTS.  (a) Seller's interest as "landlord" in all
          ---------------------
Leases (as defined in Subsection 6.3.3); and (b) if and to the extent assignable
                      ----------------
by Seller, (i) all service, supply, maintenance and utility agreements, all equipment leases and all other agreements relating to the Property that are described in Exhibit C attached hereto and incorporated herein by this
             ---------
reference, (ii) all licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property or Personal Property and in Seller's possession or control, and (iii) Seller's interest, if any, in and to the name "Old Federal Reserve Building," "Federal Reserve Building" or similar names of the Building (the rights and interests of Seller described in clauses (a) and (b) hereinabove being herein collectively called the "OTHER
-----------     ---
PROPERTY RIGHTS").


                          ARTICLE 2 - PURCHASE PRICE

     The total purchase price paid by Buyer for the purchase of the Property is the sum of Thirty-Eight Million Eight Hundred Thousand and 00/100 Dollars ($38,800,000.00) in immediately available funds (the "PURCHASE PRICE"). Concurrently herewith, the Buyer is paying to Seller the entire Purchase Price, subject to the prorations and adjustments as set forth in Article 5 hereof and
------- --                                                ---------
Exhibit V of the Transaction Agreement or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing
           ----
hereunder, in immediately available funds by wire transfer as more particularly set forth in Section 6.2 hereof.
             -----------


                           ARTICLE 3 - TITLE MATTERS

     3.1  Title to Real Property.  Seller is concurrently herewith conveying,
          ----------------------
and Buyer is concurrently herewith accepting, title to the Property, subject only to (i) such matters as are visible or apparent on that certain ALTA/ACSM Survey of Two Embarcadero Center West - Assessors Block 229, Lot 3, San Francisco, California, prepared by KCA Engineering, Inc., 318 Brannan Street, San Francisco, California 94107, dated August, 1998 (3 pages), (ii) those exceptions to title for the Property as are listed on Exhibit D attached hereto,
                                                      ---------
(iii) any and all matters created by or on behalf of Buyer or any of its Affiliates (including, without limitation, any mechanics' liens or other claims relating to any due diligence inspections or investigations of the Property performed by or on behalf of Buyer or any of its Affiliates), and (iv) all matters disclosed to or discovered by Buyer or any of its Affiliates (whether in connection with their respective due diligence investigations and inspections or otherwise) prior to the date hereof (collectively, the "PERMITTED EXCEPTIONS").

     3.2  TITLE INSURANCE.  Buyer hereby confirms that, subject to the
          ---------------
satisfaction of all requirements of the Title Company set forth in its Commitment pertaining to the Real Property, Title Company has agreed to issue to Buyer an ALTA Owner's Form of Title Insurance Policy

(the "OWNER'S TITLE POLICY"), in the amount of the Purchase Price, insuring that fee simple title to the Real Property is vested in Buyer on the date hereof, subject only to the matters listed on Exhibit D attached hereto.
                                      ---------


              ARTICLE 4 - BUYER'S DUE DILIGENCE/CONDITION OF THE
                             PROPERTY/INDEMNITIES

     4.1  BUYER'S INSPECTIONS AND DUE DILIGENCE.
          -------------------------------------

          4.1.1  Due Diligence Approval.  Buyer hereby acknowledges and agrees
                 ----------------------
     that, as of the date of the execution of this Agreement, it has been given the full opportunity to review, inspect and investigate all of the Seller's files known or made available to Buyer relating to the Property that Buyer deems necessary to review (the "DOCUMENTS"), and has had an opportunity to conduct a thorough review, investigation, and inspection of the physical (including, without limitation, the seismic load bearing capabilities), environmental, economic, and legal conditions of the Property, the laws, regulations, covenants, conditions, and restrictions affecting or governing the use or operation of the Property, the rentable square footage of the Property, and all other matters which a prudent Buyer of commercial real property should review, inspect or investigate in the course of a due diligence review, and Buyer has approved the condition of the Property and the results of such review, inspection and investigation.

          4.1.2  Indemnity.  Buyer shall indemnify, protect, defend, and hold
                 ---------
     harmless Seller from and against any and all claims, demands, causes of action, losses, damages and liabilities, including, without limitation, personal injuries and property damage, and shall immediately discharge any liens and encumbrances, arising out of acts or omissions of Buyer or its agents, contractors, or representatives, committed on or about the Property in the course of Buyer's due diligence reviews, inspections and investigations, including, without limitation, claims, demands, causes of action, losses, damages and liabilities on the part of the tenants and lessees alleging breach of a Lease as a result of any such Person's acts or omissions.

          4.1.3  Survivability.  The terms and provisions of this Section 4.1
                 -------------                                    -----------
     shall survive the Closing.

      4.2 PROPERTY SOLD "AS IS".
          ---------------------

          4.2.1  "As Is, Where Is, With All Faults".  BUYER ACKNOWLEDGES AND
                 ----------------------------------
     AGREES THAT: (i) EXCEPT FOR THE EXCLUDED LIABILITIES, THE PROPERTY IS SOLD, AND BUYER ACCEPTS POSSESSION OF THE PROPERTY ON THE DATE HEREOF, "AS IS, WHERE IS, WITH ALL FAULTS"; (ii) EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE 7
                             ---------

     (HEREIN COLLECTIVELY CALLED THE "SELLER'S WARRANTIES"), NONE OF SELLER, ITS SALES AGENTS, NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER, ITS COUNSEL, BROKER, OR ITS SALES AGENTS, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PARTIES ARE HEREIN COLLECTIVELY CALLED THE "SELLER PARTIES") HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO BUYER WITH RESPECT TO THE PROPERTY, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN ANY DOCUMENTS REVIEWED BY BUYER (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF BUYER'S DUE DILIGENCE INVESTIGATIONS; AND (iii) BUYER HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS PURCHASE OF THE PROPERTY AND THE TRANSACTIONS CONTEMPLATED HEREBY. BUYER SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR SELLER'S WARRANTIES, BUYER IS NOT RELYING ON (AND SELLER AND
                                              ---
     EACH OF THE OTHER SELLER PARTIES DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM SELLER OR ANY OTHER SELLER PARTIES, AS TO: (1) THE OPERATION OF THE PROPERTY OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OF ANY PORTION OF THE PROPERTY FOR A PARTICULAR PURPOSE; (2) THE PHYSICAL CONDITION OF THE PROPERTY OR THE CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON; (3) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE PROPERTY; (4) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN SELLER'S BOOKS AND RECORDS CONCERNING THE PROPERTY OR SET FORTH IN ANY OF SELLER'S OFFERING MATERIALS WITH RESPECT TO THE PROPERTY; (5) THE DIMENSIONS OF THE PROPERTY OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE PROPERTY; (6) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY OR THE ECONOMIC STATUS OF THE PROPERTY; (7) THE ABILITY OF BUYER TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER'S INTENDED USE AND DEVELOPMENT OF THE PROPERTY; AND (8) THE LEASING STATUS OF THE PROPERTY OR THE INTENTIONS OF ANY PERSONS WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE PROPERTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR SELLER'S WARRANTIES, SELLER IS UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES OR INQUIRY

     REGARDING ANY MATTER WHICH MAY BE KNOWN TO SELLER OR ANY SELLER PARTIES.

          4.2.2  Releases and Indemnities.  BUYER'S RELEASE AND INDEMNITY:
                 ------------------------

                 (i) BUYER HEREBY ASSUMES ALL RISKS WITH RESPECT TO THE PROPERTY, KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED, EXCEPTING ONLY
                                                                  --------- ----
          THE EXCLUDED LIABILITIES (AS DEFINED IN SECTION 4.2.2(ii) BELOW).
                                                  -----------------
          EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 4.2.2(ii) BELOW WITH
                                                    -----------------
          RESPECT TO EXCLUDED LIABILITIES AND SECTION 4.2.2(iii) BELOW WITH
                                              ------------------
          RESPECT TO SELLER'S WARRANTIES, BUYER AND ITS AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "BUYER PARTIES"), SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS SELLER PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ANY SELLER PARTIES ARISING OUT OF OR RELATING TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL, ECONOMIC, LEGAL OR OTHER CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY, OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. (S)(S)9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. (S)(S)6901 ET SEQ., OR ANY RELATED CLAIMS OR CAUSES OF ACTION OR ANY OTHER FEDERAL OR STATE BASED STATUTORY OR REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY (HEREINAFTER "BUYER-COVERED CLAIMS").

               (ii) NOTWITHSTANDING THE FOREGOING, THE TERM "BUYER-COVERED CLAIMS" SHALL EXCLUDE, AND BUYER SHALL NOT ASSUME, ANY AND ALL OBLIGATIONS AND LIABILITIES ("EXCLUDED LIABILITIES") ARISING FROM OR IN CONNECTION WITH

          THE USE, OWNERSHIP OR OPERATION OF THE PROPERTY ACCRUING PRIOR TO THE CLOSING DATE OTHER THAN (A) OBLIGATIONS AND LIABILITIES ASSUMED IN WRITING BY BUYER IN CONNECTION WITH THE LEASES AND/OR CONTRACTS AND ALL OTHER OBLIGATIONS AND LIABILITIES THAT THE BUYER EXPRESSLY ASSUMES IN WRITING AT OR PRIOR TO THE CLOSING, (B) OBLIGATIONS AND LIABILITIES FOR WHICH BUYER HAS RECEIVED A PRORATION CREDIT PURSUANT TO EXHIBIT V OF THE MASTER TRANSACTION AGREEMENT, AND (C) OBLIGATIONS AND LIABILITIES RELATING IN ANY WAY TO THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY OTHER THAN ANY CLAIMS MADE BY, OR CAUSES OF ACTION BROUGHT BY, ANY THIRD PARTY UNRELATED TO BUYER OR ANY OF ITS AFFILIATES WHERE THE INJURY OR DAMAGE GIVING RISE TO SUCH CLAIM OR CAUSE OF ACTION AROSE OR OCCURRED DURING THE PERIOD PRIOR TO THE CLOSING DATE.

               (iii) BUYER PARTIES EACH HEREBY GENERALLY AND FULLY RELEASE SELLER PARTIES FROM ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE MADE, OR INFORMATION FURNISHED IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BY THE SELLER PARTIES TO ANY OF THE BUYER PARTIES, EXCEPT FOR SELLER'S WARRANTIES; AND FROM ANY AND ALL BUYER-COVERED CLAIMS, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED.

               WITH RESPECT TO THE RELEASES AND WAIVERS CONTAINED IN THIS SUBSECTION 4.2.2, BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542
          ----------------
          OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               BUYER HAS BEEN ADVISED BY ITS LEGAL COUNSEL AND UNDERSTANDS THE SIGNIFICANCE OF THIS WAIVER OF SECTION 1542 RELATING TO UNKNOWN, UNSUSPECTED AND CONCEALED CLAIMS. BY ITS INITIALS BELOW, BUYER ACKNOWLEDGES THAT IT FULLY UNDERSTANDS, APPRECIATES, AND ACCEPTS ALL OF THE TERMS OF THIS SUBSECTION 4.2.2(ii).
                               --------------------

                                         _________________________
                                         Buyer's Initials

               (iv) NOTWITHSTANDING THE FOREGOING, SELLER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS BUYER OR THE PROPERTY FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY BUYER OR THE PROPERTY ARISING OUT OF OR RELATING TO THE EXCLUDED LIABILITIES.

          4.2.3  Definition of Hazardous Materials.  For purposes of this
                 ---------------------------------
     Agreement, the term "HAZARDOUS MATERIAL" shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.

          4.2.4  Provisions Material.  Buyer acknowledges and agrees that the
                 -------------------
     provisions of this Article 4 were a material factor in Seller's acceptance
                        ---------
     of the Purchase Price and, while Seller has made the Documents available to Buyer and cooperated with Buyer in its due diligence investigations and inspections, Seller is unwilling to sell the Property unless Seller and the other Seller Parties are expressly released as set forth in Subsection
                                                                 ----------
     4.2.2.
     -----

          4.2.5  Survivability. Notwithstanding anything to the contrary herein,
                 -------------
     the provisions of this Section 4.2 shall survive the Closing and shall not
                            -----------
     be merged in any conveyance of the Property.

             ARTICLE 5 -  PRORATIONS, APPORTIONMENTS AND CREDITS;
                                 CLOSING COSTS

     5.1  PRORATION/APPORTIONMENT CREDITS.  The Purchase Price shall be adjusted
          -------------------------------
to reflect the prorations and other adjustments made pursuant to and as provided in Exhibit V of the Transaction Agreement.

     5.2  DELAYED ADJUSTMENT.  If at any time following the Closing, the amount
          ------------------
of an item listed in Exhibit V of the Transaction Agreement shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error in accordance with the terms and provisions of Exhibit V of the Transaction Agreement, but only if the claim is made within the time periods provided in said Exhibit V.

     5.3  CLOSING COSTS.  Seller and Buyer shall bear certain Closing costs of
          -------------
the transactions contemplated hereby as set forth in Section 10.3 and Exhibit V of the Transaction Agreement. Notwithstanding anything to the contrary set forth in the Transaction Agreement, Buyer shall pay all costs of all endorsements to the Owner's Title Policy (other than title curative endorsements purchased and paid for by Seller pursuant to Section 8.3 of the Transaction Agreement and except as otherwise expressly provided in Exhibit V of the Master Transaction Agreement). Except as otherwise agreed by the parties, each party shall pay its own attorneys' fees and costs and the costs and expenses of its own engineering, environmental and other consultants as provided in the Transaction Agreement. Any other Closing costs not covered herein or in Section 10.3 or Exhibit V of the Transaction Agreement shall be allocated between the parties in accordance with the local practice and custom in San Francisco, California.

     5.4  SURVIVABILITY.  The provisions of this Article 5 shall survive the
          -------------                          ---------
Closing and not be merged therein for a period of six (6) months after the Closing Date or such longer period as may be necessary to complete the Final Audit and make the adjustment described in Section 5.2 above.
                                           -----------

                              ARTICLE 6 - CLOSING

     6.1  CLOSING.  As used herein, the term "CLOSING" shall mean the
          -------
consummation of all transactions contemplated in this Agreement, including, without limitation, the recordation of the Deed (as defined below) in the Official Records of San Francisco County, California, and the term "CLOSING DATE" shall mean the date upon which the Closing occurs.

     6.2  TITLE TRANSFER AND PAYMENT OF PURCHASE PRICE.  On the date hereof,
          --------------------------------------------
Seller is conveying title to the Real Property to Buyer by grant deed (provided such transfer will be consummated only upon confirmation of receipt of the Purchase Price by the Escrow Agent as set forth below), and Buyer is delivering the payment specified in Article 2 by timely delivering the same in immediately
                         ---------
available funds to the Escrow Agent.

     6.3  SELLER'S CLOSING DELIVERIES.  Concurrently herewith on the date
          ---------------------------
hereof, Seller is delivering to Buyer, or has caused to be delivered to the Escrow Agent, the following:

          6.3.1  Deed. A grant deed in the form of Exhibit E attached hereto and
                 ----                              ---------
     incorporated herein by this reference, conveying to Buyer all of Seller's right, title and interest in and to the Real Property, subject only to the Permitted Exceptions ("DEED").

          6.3.2 Bill of Sale.  A bill of sale in the form of Exhibit F attached
                ------------                                 ---------
     hereto and incorporated herein by this reference, conveying to Buyer all of Seller's right, title and interest in and to the Personal Property.

         6.3.3  Assignment of Tenant Leases.  An assignment and assumption of
                ---------------------------
     leases, in the form of Exhibit G attached hereto and incorporated herein by
                            ---------
     this reference ("ASSIGNMENT OF LEASES"), transferring to Buyer all of Seller's interest in the Leases encumbering the Property on the date hereof described in Exhibit H attached hereto and incorporated herein by this
                  ---------
     reference and any amendments, guarantees and other documents relating thereto (herein collectively called the "LEASES"), together with all assignable non-cash security deposits deposited by the tenants thereunder and not applied by Seller in accordance with the terms of such Leases.

          6.3.4 Assignment of Equipment Leases and Service Contracts.  An
                ----------------------------------------------------
     assignment and assumption of equipment leases, service contracts, warranties and guaranties and the Other Property Rights (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit I attached hereto and incorporated herein by this
                    ---------
     reference ("ASSIGNMENT OF CONTRACTS"), transferring to Buyer, to the extent assignable, without liability or expense to Seller, all of Seller's interest in the equipment leases in effect at the Property on the date hereof, all contracts described on Exhibit C, all warranties and guaranties
                                        ---------
     which remain in effect on the date hereof and any Other Property Rights not otherwise transferred to Buyer (all of the foregoing being herein collectively called the "ASSIGNED CONTRACTS"). Seller shall not assign any existing policies of insurance for the Property, and Seller shall terminate the management agreement for the Property on or before the Closing Date.

          6.3.5 Notice to Tenants.  A single form letter in the form of Exhibit
                -----------------                                       -------
     J attached hereto and incorporated herein by this reference to each tenant
     -
     under the Leases, duplicate copies of which will be sent on or promptly after the date hereof notifying it of the sale of the Property to Buyer and advising it that all future payments of rent and other payments due under the Leases are to be made to Buyer at an address designated by Buyer in such letter.

          6.3.6 Non-Foreign Status Affidavit.  A non-foreign status affidavit in
                ----------------------------
     the form of Exhibit K attached hereto and incorporated herein by this
                 ---------
     reference, as required by Section 1445 of the Internal Revenue Code.

          6.3.7 Evidence of Authority.  A certificate of each general partner of
                ---------------------
     Seller with respect to the authority to act on behalf of Seller to execute all documents contemplated by this Agreement and the authority of the individuals executing on behalf of Seller.

          6.3.8 Property Documents.  (i) To the extent in the possession of
                ------------------
     Seller or PPS, (x) the original (or, if unavailable, a copy) of the existing certificate or certificates of occupancy for the Property, and (y) all originals (or, if unavailable, copies of) certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental and quasi-governmental authorities having jurisdiction; and (ii) all books and records (excluding appraisals, budgets, Seller's strategic plans for the Property, marketing information, submissions relating to Seller's obtaining of corporate authorization, or other information in the possession or control of Seller or PPS which is privileged, provided that inadvertent disclosure shall not constitute a waiver of any privilege) located at the Property or at the office of PPS relating to the Property and the ownership and operation thereof (the items described in clauses (i) and (ii) being
                                                   -----------     ----
     herein collectively called the "PROPERTY DOCUMENTS").

          6.3.9  Other Documents.  Such other documents as may be reasonably
                 ---------------
     required by the Escrow Agent or as may be agreed upon by Seller and Buyer to consummate the transactions contemplated by this Agreement.

          6.3.10 Letters of Credit as Tenant Security Deposits.  With respect to
                 ---------------------------------------------
     any security deposits which are letters of credit, Seller shall, if the same are assignable, (i) deliver to Buyer on the date hereof such letters of credit, (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require, and (iii) cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer so long as Seller does not incur any additional liability or expense in connection therewith.

          6.3.11 Keys and Original Documents.  Keys to all locks on the Real
                 ---------------------------
     Property (in Seller's or PPS's possession) and originals or, if originals are not available, copies, of the Leases and Assigned Contracts (unless canceled as set forth herein) encumbering the Property on the date hereof.

          6.3.12 Transfer Taxes.  If applicable, duly completed and signed real
                 --------------
     estate transfer tax forms (i.e., Preliminary Change of Ownership Reports).
                                ----

     6.4  BUYER CLOSING DELIVERIES.  Concurrently herewith on the date hereof,
          ------------------------
Buyer is delivering to Seller, or has caused to be delivered to the Escrow Agent, the following:

          6.4.1  Purchase Price.  The Purchase Price, as adjusted for
                 --------------
     apportionments and other adjustments required under this Agreement and
     Exhibit V of the Transaction Agreement, plus any other amounts required to be paid by Buyer at Closing (including Buyer's share of Closing costs).

          6.4.2  Assignment of Leases.  The Assignment of Leases executed by
                 --------------------
     Buyer.

          6.4.3  Assignment of Equipment Leases and Service Contracts.  The
                 ----------------------------------------------------
     Assignment of Contracts executed by Buyer.

          6.4.4  Evidence of Authority.  Documentation to establish to Seller's
                 ---------------------
     reasonable satisfaction the due authorization of Buyer's acquisition of the Property and its signatories and Buyer's delivery of the documents required to be delivered by Buyer pursuant to this Agreement.

          6.4.5  Other Documents.  Such other documents as may be reasonably
                 ---------------
     required by the Escrow Agent or may be agreed upon by Seller and Buyer to consummate the transactions contemplated by this Agreement.

          6.4.6  Transfer Taxes.  If applicable, duly completed and signed real
                 --------------
     estate transfer tax forms (i.e., Preliminary Change of Ownership Reports).
                                ----

     6.5  DELIVERY OF DEED.  Effective upon delivery of the Deed, actual and
          ----------------
exclusive possession (subject only to the Permitted Exceptions) and risk of loss to the Property shall pass from Seller to Buyer.

     6.6  WAIVER OF FAILURE OF CONDITIONS PRECEDENT.  By closing the
          -----------------------------------------
transactions contemplated by this Agreement, Seller and Buyer shall each be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions precedent set forth in the Transaction Agreement.


             ARTICLE 7 - REPRESENTATIONS AND WARRANTIES OF SELLER

     7.1  GENERAL STATEMENT.  Seller makes the representations and warranties
          -----------------
with respect to Seller and the Real Property to Buyer which are set forth in this Article 7. All representations and warranties set forth in Section 7.3
     ---------                                                   -----------
shall, subject to the limitations of Section 10.1, survive the Closing (and none
                                     ------------
shall merge into any instrument of conveyance) for the period of time set forth in Section 7.6 and all representations and warranties set forth in Section 7.5
   -----------                                                     -----------
hereof shall, subject to the limitations of Section 10.1, survive the Closing
                                            ------------
(and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Seller are made as of the date of this Agreement.

     7.2  ATTRIBUTION.  For purposes of this Agreement, the words "knowledge of
          -----------
Seller" or "Seller's knowledge" shall mean the actual and not constructive knowledge of John Triece, Richard Salomon, Thomas Hendrian and John Syage (collectively, the "SELLER KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Seller or Seller's knowledge unless the Seller Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. The Seller Knowledge Parties shall have no liability hereunder of any kind. Notwithstanding the foregoing, the representations and warranties made by Seller under Section 7.5 below are
                                                        -----------
intended to be absolute in nature and are not limited by the knowledge or attribution limitations of this Section 7.2.
                                -----------

     7.3  SELLER'S REPRESENTATIONS AND WARRANTIES.  Seller represents and
          ---------------------------------------
warrants to Buyer that, except as set forth on Schedule A attached hereto and
                                               ----------
incorporated herein by this reference:

          7.3.1 The execution and delivery of this Agreement and the other documents to be executed by Seller in connection herewith, and the consummation of the transactions described herein or therein do not require, to the knowledge of Seller, the consent or approval of any governmental authority, nor, to Seller's knowledge, does the execution and delivery of this Agreement and the other documents to be executed by Seller in connection herewith violate, in any way material to the transactions described herein or therein, any contract or agreement to which Seller is a party (other than the Existing Mortgage Loan Documents, ECW Swap Notes and Three ECW I/P Loans) or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Seller, and this Agreement and all documents to be executed by Seller in connection with the transactions described herein constitute the legal, valid and binding obligations of Seller. To Seller's knowledge, other than the Existing Mortgage Loan Documents, the documents executed in connection with the ECW Swap Notes and the documents executed in connection with the Three ECW I/P Loans, Seller is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Seller in accordance with the terms and provisions of this Agreement will be a default or an event of acceleration, or grounds for termination, and whereby such default, acceleration or termination will have a material adverse effect on the timely performance by Seller of its obligations under this Agreement and the other documents to be executed by Seller in connection herewith, nor does the execution of this Agreement or the other documents to be executed by Seller in connection herewith, or the consummation of the transactions contemplated hereby and thereby, violate the partnership agreement of Seller or constitute a breach thereunder.

          7.3.2  Seller has no employees.

          7.3.3  To Seller's knowledge, except as listed on Schedule A, Seller
                                                            ----------
     has not received any written notice of pending or threatened litigation, judgment, arbitration, investigation or proceeding against Seller or the Real Property that, if determined adversely, would have a material adverse effect on the operation, use or value of the Real Property or on the Buyer's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, nor has Seller received any explicit oral notice of any such threatened litigation, judgment, arbitration, investigation or proceeding.

          7.3.4  To Seller's knowledge, except as listed on Schedule A, there
                                                            ----------
     are no Claims or liabilities affecting the Real Property that have not been previously disclosed to Buyer which would be binding upon Buyer after Closing and have a material adverse effect on the operation, use or value of the Real Property or on the Buyer's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

          7.3.5  To Seller's knowledge, except as listed on Schedule A, Seller
                                                            ----------
     has not received any written notice from any governmental authority of any special assessment, pending condemnation, or violation of any zoning, building, fire, or health code, statute, ordinance, rule or regulation applicable to the Real Property that would have a material adverse effect on the operation, use or value of the Real Property or on the Buyer's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

          7.3.6 To Seller's knowledge, Seller has not entered into any written equipment leases, service contracts or other such contracts or agreements affecting the Real Property which will remain in effect after the Closing Date and which will be binding upon Buyer after the Closing Date and which are not terminable or cancelable upon thirty (30) days notice (collectively, "CONTRACTS") other than those listed on Exhibit A and
                                                            ---------
     Schedule A attached hereto.
     ----------

          7.3.7 To Seller's knowledge, the only Leases which will encumber the Real Property after the Closing are listed on Exhibit H attached hereto.
                                                   ---------

          7.3.8 To Seller's knowledge, there are no agreements affecting the Real Property with third parties for the provision of leasing brokerage services or under which leasing commissions would become due from and after the Closing, except as set forth on Schedule A.
                                         ----------

          7.3.9 To Seller's knowledge, Seller has not received any written notice of any defaults under the terms of any of the Contracts, Leases or Encumbrance Documents that would have a material adverse effect on the use, operation or value of the Real Property after the Closing or on the Buyer's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, except as set forth on Exhibit D and
                                                            ---------
     Schedule A.  As used herein, the term "ENCUMBRANCE DOCUMENTS" shall mean,
     ----------
     collectively, all mortgages, deeds of trust, easements and other material agreements appurtenant to or burdening the Real Property.

          7.3.10 To Seller's knowledge, no rent or other amounts (other than security deposits) have been prepaid under any of the Leases, Contracts or Encumbrance Documents more than thirty (30) days in advance of the due dates thereof, except as set forth on Schedule A or, in the case of
                                           ----------
     Contracts, the proration schedule attached to Exhibit V of the Master Transaction Agreement (which will be provided on the date required therein).

     7.4  QUALIFICATIONS TO REPRESENTATIONS AND WARRANTIES.  To the extent that
          ------------------------------------------------
any of the representations or warranties of Seller under Section 7.3 are known
                                                         -----------
to Buyer or any of its Affiliates to be inaccurate on the Closing Date and Buyer nevertheless closes the transactions contemplated by this Agreement, such representation(s) or warranty(ies) shall be deemed modified to the extent of such known inaccuracy and Seller shall not be deemed in breach of the representation or warranty. Notwithstanding anything to the contrary stated or implied herein and in furtherance of the foregoing provisions of this Section
                                                                      -------
7.4, Seller shall have no liability for or with respect to any representation or
---
warranty (or breach thereof) from and after the Closing if, prior to the Closing, Buyer or any of its Affiliates discovers or learns of information (from whatever source, including, without limitation, Seller, its constituent partners or any of their employees), or any reports, instruments or other documentation which were reviewed by or made available for review by Buyer or any of its Affiliates in connection with the transactions contemplated hereby (including, without limitation, any reports, surveys, and other due diligence documentation procured independently by Buyer or any of its Affiliates in connection with the transactions contemplated hereby) contain information that contradicts such representation and warranty, or renders such representation and warranty untrue or incorrect.

     7.5  DUE FORMATION, ETC.  Seller is a limited partnership duly formed and
          ------------------
existing under the laws of the State of California and is not insolvent, and has all necessary power and authority to execute and deliver this Agreement and all documents executed by Seller in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of Seller's partners. Seller is not a Person other than a United States Person within the meaning of the Code and the transactions contemplated herein are not subject to the withholding provisions of section 3406 or subchapter A of Chapter 3 of the Code.

     7.6  LIMITATIONS.  Except for the representations and warranties of Seller
          -----------
set forth in Section 7.5 above (which shall survive the Closing without any
             -----------
limit other than those limits imposed by the applicable statute of limitations or other similar laws), the representations and warranties of the parties in this Agreement shall survive until a date (the "LIMITATION DATE") which is twelve (12) months after the Closing Date, subject to Buyer's right to commence or prosecute against Seller any claim for the breach of a representation or warranty relating to events or occurrences which occurred prior to the Limitation Date, provided such claim is actually filed no later than forty-five
(45) days after the Limitation Date, and otherwise no action based thereon shall be commenced after the Closing Date. The representations and warranties of Seller made in this Agreement are personal to Buyer and no Person other than Buyer shall be entitled to bring any action based thereon. The representations and warranties set forth above are further subject to the limitations of liability set forth in Section 12.1.2 of the Transaction Agreement, which limitations are in addition to (and not in lieu of) the limitations set forth in this Agreement.


              ARTICLE 8 - REPRESENTATIONS AND WARRANTIES OF BUYER

     8.1  GENERAL STATEMENT.  Buyer makes the representations and warranties to
          -----------------
Seller which are set forth in this Article 8.  All such representations and
                                   ---------
warranties and all representations and warranties which are set forth elsewhere in this Agreement or in any document delivered by Buyer pursuant to or in connection with this Agreement shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by Seller. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Representations and warranties of Buyer are made as of the date of this Agreement.

     8.2  ATTRIBUTION.  For purposes of the representations and warranties of
          -----------
Buyer set forth in this Article 8 only, the words "knowledge of Buyer" or
                        ---------
"Buyer's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "BUYER KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Buyer or Buyer's knowledge unless the Buyer Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement.

     8.3  DUE FORMATION, AUTHORIZATION, ETC. OF BUYER.  Buyer is a limited
          -------------------------------------------
liability company, duly formed and validly existing under the laws of the State of Delaware, is duly qualified and in good standing as a foreign limited liability company under the laws of the State of California, and has all necessary power, partnership and otherwise, to execute and deliver this Agreement and all documents executed by it in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement (and each other document to be executed by Buyer in connection herewith) has been duly authorized by all requisite company action on the part of Buyer. The execution and delivery of this Agreement and all documents to be executed by Buyer in connection herewith, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the members of Buyer or, to the knowledge of Buyer, the consent or approval of any governmental authority, nor, to the knowledge of Buyer, does the execution and delivery of this Agreement or any of the documents to be executed in connection herewith violate, in any way material to the transactions contemplated hereby or thereby, any contract or agreement to which Buyer is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Buyer, and this Agreement and all documents executed by Buyer in connection herewith constitute the legal, valid and binding obligations of Buyer. Neither Buyer nor Public Company are a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Buyer according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Buyer according to the terms of this Agreement, may be prohibited, prevented or delayed.

     8.4  LIMITATIONS.  The representations and warranties of Buyer set forth
          -----------
hereinabove shall survive the Closing without any limit other than those limits imposed by the applicable statute of limitations or other similar laws. The representations and warranties of Buyer made in this Agreement are personal to Seller (and Seller's partners) and no Person other than Seller (or its partners) shall be entitled to bring any action based thereon.

                             ARTICLE 9 - COVENANTS

     9.1  PUBLICITY.  Seller and Buyer each hereby covenants and agrees that
          ---------
neither Seller nor Buyer shall issue any press release or public statement (a "RELEASE") with respect to the transactions contemplated hereby without the prior consent of the other, except to the extent required by law or by the rules or regulations of any securities exchange. If either Seller or Buyer is required by law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the Release, deliver a copy of the proposed Release to the other party for its review and comment.

     9.2  SURVIVAL.  The provisions of this Article 9 shall survive the Closing
          --------                          ---------
(and not be merged therein).


                ARTICLE 10 - BREACH; DEFAULT; LIABILITY LIMITS

     10.1 BUYER'S RIGHTS.  In the event of any claim, suit or other action
          --------------
against Seller pertaining to (a) this Agreement, any of the documents executed in connection herewith or any of the transactions contemplated hereby or thereby (including, without limitation, any and all indemnification obligations of Seller hereunder or thereunder) or (b) a breach by Seller of any of the terms or provisions of this Agreement or of any of the documents executed by Seller in connection herewith (including, without limitation, the breach of any representation or warranty of Seller set forth herein or therein), Buyer's sole remedy shall be an action for monetary damages; provided that, except for the
                                                -------- ----
breach of the representations and warranties set forth in Sections 7.3.1, 7.3.2
                                                          --------------  -----
and 7.5 above (which will not be subject to any liability cap), and
    ---
notwithstanding any provision to the contrary contained in this Agreement, the Transaction Agreement or in any other documents executed in connection herewith or therewith, the maximum aggregate liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Buyer or any other Person, with respect to any claim, suit or other action relating in any way to this Agreement, any of the documents executed in connection herewith or any of the transactions contemplated hereby or thereby, shall not exceed the Building Maximum Liability Amount for the Old Federal Reserve Building. The terms and provisions of this Section 10.1 are further subject to the overall $43,000,000
                   ------------
limitation of liability set forth in Section 12.1.2 of the Transaction Agreement, it being acknowledged and agreed that the liability cap set forth hereinabove may be further reduced as a result of recoveries made by Buyer or its Affiliates in connection with the other transactions described in the Transaction Agreement in accordance with said Section 12.1.2 of the Transaction Agreement. Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the foregoing caps on liability (and any other cap on the liability of the Ventures or the Transferor Parties set forth in any other Transaction Document) does not apply to the breach of any of the representations and warranties set forth in Sections 7.3.1, 7.3.2 or 7.5 hereof. In any event,
                            --------------  -----    ---
any monetary damages recoverable from Seller shall be recovered only from the individual partners of Seller severally in the ratio of each such partner's percentage interest in and to Seller immediately prior to the Closing. The terms and provisions of this Section 10.1 shall survive the Closing and shall
                             ------------
not be merged therein.

     10.2 Seller's Rights.  In the event of a breach by Buyer of any of the
          ---------------
terms or provisions of this Agreement or any of the documents executed in connection herewith, Seller shall be entitled to pursue any and all rights and remedies at law or in equity available to Seller with respect to such breach; provided that, except for breaches of the representations and warranties set
-------- ----
forth in Article 8 hereof (which will not be subject to any liability cap), and
         ---------
except as otherwise expressly provided in any other Transaction Document, the maximum aggregate liability of Buyer and Public Company for any and all breaches of the representations and warranties of Buyer and/or Public Company contained in any Transaction Document shall not exceed an amount equal to Forty-Three Million Dollars ($43,000,000) in the aggregate. The terms and provisions of this Section 10.2 shall survive the Closing and shall not be merged therein.
     ------------


                      ARTICLE 11 - INTENTIONALLY OMITTED


                          ARTICLE 12 - MISCELLANEOUS

     12.1 BUYER'S ASSIGNMENT.  Buyer may assign this Agreement to an Affiliate
          ------------------
of Buyer without Seller's consent; provided that, Buyer shall not be released
                                   -------- ----
from any obligations or liabilities of the "Buyer" hereunder as a result of such assignment, whether such obligations or liabilities accrued or occurred prior to, on or after the date of such assignment. Except as expressly permitted by the preceding sentence, Buyer shall not assign this Agreement or its rights hereunder to any Person without the prior written consent of Seller, which consent Seller may grant or withhold in its sole discretion, and any such assignment without Seller's consent shall be null and void.

     12.2 DESIGNATION AGREEMENT.  Section 6045(e) of the Code and the
          ---------------------
regulations promulgated thereunder (herein collectively called the "REPORTING REQUIREMENTS") require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the transactions contemplated by this Agreement. Escrow Agent ("AGENT") is either (i) the Person responsible for closing the transactions (as described in the Reporting Requirements) or (ii) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the transactions (as described in the Reporting Requirements).
Accordingly:

          (i) Agent is hereby designated as the "Reporting Person" (as defined in the Reporting Requirements) for the transactions. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the transactions.

          (ii) Seller and Buyer shall furnish to Agent, in a timely manner, any information requested by Escrow Agent and necessary for Agent to perform its duties as Reporting Person for the transactions.

          (ii) Agent hereby requests Seller to furnish to Agent Seller's correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Agent with Seller's correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Agent, under penalties of perjury, that Seller's correct taxpayer identification number is 94-2919280.

          (iv) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

     12.3 INTEGRATION; WAIVER.  This Agreement, together with the Schedules and
          -------------------
Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

     12.4 GOVERNING LAW.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the law of the State of California.

     12.5 CAPTIONS NOT BINDING; SCHEDULES AND EXHIBITS.  The captions in this
          --------------------------------------------
Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Schedules and Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

     12.6 BINDING EFFECT.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.7 SEVERABILITY.  If any term or provision of this Agreement or the
          ------------
application thereof to any Persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     12.8 NOTICES.  Any notice, request, demand, consent, approval and other
          -------
communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or three (3) business days after being mailed by prepaid registered or certified mail, return receipt requested, to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.

          IF TO BUYER:
          -----------

                         BP OFR LLC
                         c/o Boston Properties, Inc.
                         8 Arlington Street
                         Boston, Massachusetts 02116-3495
                         Attention:  General Counsel
                         Facsimile:  (617) 421-1555

          COPY TO:
          --------

                         Goulston & Storrs, P.C.
                         400 Atlantic Avenue
                         Boston, Massachusetts 02110-3333
                         Attention:  Eli Rubenstein, Esq.
                         Facsimile:  (617) 574-4112

          IF TO SELLER:
          -------------

                         Prudential Realty Group
                         8 Campus Drive
                         4th Floor - Arbor Circle South
                         Parsippany, New Jersey 07054
                         Attention:  John R. Triece
                         Facsimile:  (201) 683-1797

          AND:
          ----

                         Fedmark Corporation
                         30 Rockefeller Plaza, Room 5600
                         New York, New York 10112
                         Attention:  Richard E. Salomon
                         Facsimile:  (212) 424-1806

          COPY TO:
          --------

                         The Prudential Insurance Company
                         of America
                         c/o Prudential Capital Group
                         4 Embarcadero Center
                         Suite 2700
                         San Francisco, California 94111
                         Attention:  Harry Mixon, Esq.
                         Facsimile:  (415) 956-2197

          COPY TO:
          --------

                         Pacific Property Service, L.P.
                         Suite 2600
                         Four Embarcadero Center
                         San Francisco, California 94111
                         Attention:  Chief Financial Officer
                         Facsimile:  (415) 956-7134

          COPY TO:
          --------

                         O'Melveny & Myers LLP
                         Embarcadero Center West
                         275 Battery Street
                         San Francisco, California 94111
                         Attention:  Stephen A. Cowan, Esq.
                         Facsimile:  (415) 984-8701

          COPY TO:
          --------

                         Willkie Farr & Gallagher
                         787 Seventh Avenue
                         New York, New York 10019-6099
                         Attention:  Bruce M. Montgomerie, Esq.
                         Facsimile:  (212) 728-8111


     12.9  COUNTERPARTS. This Agreement may be executed in counterparts, each of
           ------------
which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

     12.10 NO RECORDATION.  Seller and Buyer each agrees that neither this
           --------------
Agreement nor any memorandum or notice hereof shall be recorded.

     12.11 ADDITIONAL AGREEMENTS; FURTHER ASSURANCES.  Subject to the terms and
           -----------------------------------------
conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the transactions contemplated by this Agreement; provided, however, that the execution and delivery of such documents by such
--------- -------
party shall not result in any additional liability or cost to such party.

     12.12 CONSTRUCTION. The parties acknowledge that each party and its counsel
           ------------
have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment, Schedule or Exhibit hereto.

     12.13 BUSINESS DAY.  As used herein, the term "business day" shall mean any
           ------------
day other than a Saturday, Sunday, or any Federal or State of California holiday.

     12.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
           ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

     12.15 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
           --------------------
AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed on its behalf on the day and year first above written.

                         "SELLER"

                         TWO EMBARCADERO CENTER WEST,
                         a California limited partnership

                         By:  FEDMARK CORPORATION,
                              a Delaware corporation,
                              General Partner


                              By: /s/ [Signature Illegible]
                                 ------------------------------
                              Name: ___________________________
                              Title: __________________________

                         By:  THE PRUDENTIAL INSURANCE COMPANY
                              OF AMERICA, a New Jersey corporation,
                              General Partner



                              By: /s/ Gary L. Frazier
                                 ------------------------------
                              Name: ___________________________
                              Title: __________________________


                     [SIGNATURES CONTINUED ON NEXT PAGE]

                         "BUYER"



                         BP OFR LLC,
                         a Delaware limited liability company

                         By:  BOSTON PROPERTIES LIMITED
                              PARTNERSHIP, a Delaware limited
                              partnership, its sole member

                              By:   BOSTON PROPERTIES, INC.,
                                    a Delaware corporation,
                                    its general partner



                                    By: /s/ Thomas J. O'Connor
                                       ------------------------------
                                    Name: Thomas J. O'Connor
                                    Title: Vice President



The undersigned, as escrow agent, has executed this Agreement solely to confirm its agreement to comply with the provisions of Article 6.
                                               ---------

FIRST AMERICAN TITLE
INSURANCE COMPANY



By: /s/ J. C. Calder
   -----------------------------------------
        Name: J.C. Calder
        Its: Vice President


Date: November 12, 1998